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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on
Form S-3 (File No. 33 -         ) of our report dated February 3, 1995, except
for note P, as to which the date is March 17, 1995, on our audits of the consolidated financial statements of Tekelec. We also consent to the reference to our firm under the caption "Experts."

/s/ COOPERS & LYBRAND L.L.P.

Sherman Oaks, California
August 22, 1995